SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2002


                             SMARTSERV ONLINE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28008                  13-3750708
          --------                      -------                  ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


Metro Center, One Station Place, Stamford, Connecticut                     06902
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (203) 353-5950


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

         SmartServ Online, Inc. ("SmartServ") announced on September 10, 2002 that it completed a $3.5 million private placement financing (the "Financing") whereby SmartServ sold common stock and warrants to several accredited investors.

         SmartServ also announced that it has restructured approximately $7 million in vendor financing debt with the Hewlett-Packard Company ("HP"). Pursuant to the restructured loan terms, HP will forgive all outstanding principal and interest in exchange for (a) the payment of $1 million in cash over the next six months, (b) a warrant to purchase 50,000 shares of SmartServ common stock, and (c) the return of certain HP equipment.

         SmartServ also announced that as part of its overall expense reduction program, and in an effort to focus its resources on meeting growing demand for its products and services throughout North America, SmartServ closed its sales offices in Hong Kong and the United Kingdom, and will be terminating its previously announced agreements in Hong Kong.

         The callable warrants issued to Vertical Ventures LLC and Bonanza Master Fund, Ltd. (the "Investors") in the private placement to the Investors on June 5, 2002, were called by SmartServ and not exercised by the Investors. As a result, the warrants expired by their terms on September 11, 2002 at 6:30 p.m. eastern time.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Pro-Forma Balance Sheet for SmartServ as at July 31, 2002.

                             SMARTSERV ONLINE, INC.
                             PROFORMA BALANCE SHEET
                EQUITY FINANCING AND HEWLETT-PACKARD TRANSACTION
                                  JULY 31, 2002


                                                                  JULY 2002                                        JULY 2002
                                                                  UNAUDITED                                        PROFORMA
                                                                   BALANCE             PROFORMA ADJUSTMENTS         BALANCE
                                                                    SHEET                 DR.           CR.          SHEET
ASSETS
Current Assets
      Cash and cash equivalents                                    116,796 (1),(2)     3,544,346       294,604
                                                                               (3)                     500,000     2,866,538
      Accounts receivable                                          108,272                                           108,272
      Prepaid expenses and miscellaneous receivables               271,650                                           271,650
                                                                ----------                                        ----------
Total current assets                                               496,718                                         3,246,460
                                                                ----------                                        ----------

Property and equipment, net of accumulated
      Depreciation                                               2,560,118     (4)                     344,048     2,216,070

Other assets
      Capitalized software costs                                 1,014,135                                         1,014,135
      Due from officer                                             500,000                                           500,000
      Security deposit                                             491,284                                           491,284
                                                                ----------                                        ----------
                                                                 2,005,419                                         2,005,419
                                                                ----------                                        ----------
Total Assets                                                     5,062,255                                         7,467,949
                                                                ==========                                        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
      Accounts payable and accrued expenses                      2,183,993                                         2,183,993
      Accrued interest payable - HP                                246,487     (5)       246,487                           0
                                                                ----------                                        ----------
Total current liabilities                                        2,430,480                                         2,183,993
                                                                ----------                                        ----------
Deferred revenues                                                  163,463                                           163,463
Note payable - HP                                                6,723,156     (3)       500,000
                                                                               (6)     5,723,156                     500,000

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock - $.01 par value                                       70,925     (1)                      38,842       109,767
Additional paid-in capital                                      69,844,190 (2),(1)       294,604     3,505,504
                                                                               (7)                      38,000    73,093,090
Notes receivable from officers                                    (666,841)                                         (666,841)
Unearned compensation                                              (10,300)                                          (10,300)
Accumulated deficit                                            (73,492,818)                                      (73,492,818)

Gain on Extinguishment of HP Debt                                          (4),(5)       344,048       246,487
                                                                           (7),(6)        38,000     5,723,156     5,587,595
                                                                ----------            --------------------------------------
Total stockholders' equity (deficit)                            (4,254,844)                                        4,620,493
                                                                ----------                                        ----------

Total Liabilities and Stockholders' Equity                       5,062,255            10,690,641    10,690,641     7,467,949
                                                                ==========            ==========    ==========    ==========


         (b)      Exhibits
                  --------

         99.1     Press Release dated September 10, 2002
         99.2 Stock Purchase Agreement, dated September 9, 2002, among SmartServ and the investors listed on schedule A (the "Investors") thereto
         99.3 Registration Rights Agreement, dated September 9, 2002 among SmartServ and the Investors
         99.4     Form of Warrant to the Investors
         99.5 Settlement and Amendment Agreement, dated September 6, 2002 among SmartServ and Hewlett-Packard Company
         99.6     Form of Warrant to Hewlett-Packard Company

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2002

                                     SmartServ Online, Inc.

                                     By: /s/ Thomas W. Haller
                                         ---------------------------------------
                                            Name: Thomas W. Haller
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

99.1           Press Release dated September 10, 2002
99.2 Stock Purchase Agreement, dated September 9, 2002, among SmartServ and the investors listed on schedule A (the "Investors") thereto
99.3 Registration Rights Agreement, dated September 9, 2002 among SmartServ and the Investors
99.4           Form of Warrant to the Investors
99.5 Settlement and Amendment Agreement, dated September 6, 2002 among SmartServ and Hewlett-Packard Company
99.6           Form of Warrant to Hewlett-Packard Company